UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08934

Voya Strategic Allocation Portfolios, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2023

Classes I and S

Strategic Allocation Funds-of-Funds

■         Voya Strategic Allocation Conservative Portfolio

■         Voya Strategic Allocation Moderate Portfolio

■         Voya Strategic Allocation Growth Portfolio

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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INVESTMENT MANAGEMENT voyainvestments.com

TABLE OF CONTENTS

Portfolio Managers’ Report	2
Shareholder Expense Examples	8
Report of Independent Registered Public Accounting Firm	9
Statements of Assets and Liabilities	10
Statements of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	16
Portfolios of Investments	25
Tax Information	34
Director and Officer Information	36

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www. voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”)	An index of publicly issued investment grade U.S. government, mortgage backed, asset-backed and corporate debt securities.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Voya Strategic Allocation Portfolios	Portfolio Managers’ Report

Voya Strategic Allocation Conservative Portfolio seeks to provide total return (i.e., income and capital growth, both realized and unrealized) consistent with preservation of capital. Voya Strategic Allocation Growth Portfolio seeks to provide capital appreciation. Voya Strategic Allocation Moderate Portfolio seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds). Each Portfolio uses an asset allocation strategy (“Target Asset Allocation”) designed for investors seeking the risk profile applicable to that Portfolio. These Target Asset Allocations as of December 31, 2023 are set out in the table below. Voya Strategic Allocation Conservative Portfolio, Voya Strategic Allocation Growth Portfolio and Voya Strategic Allocation Moderate Portfolio (each a “Portfolio” and collectively, the “Portfolios”) are managed by Lanyon Blair, CFA and Barbara Reinhard, CFA, Portfolio Managers* of Voya Investment Management Co. LLC (“Voya IM”) – the Sub-Adviser.

Performance: Each Portfolio’s performance against its respective benchmark is set out in the table below.

Portfolio Specifics: For the reporting period ended December 31, 2023, the Portfolios underperformed their respective strategic allocation benchmarks. Tactical asset allocation detracted, while underlying fund selection contributed.

At the beginning of the period, the Portfolios were underweight in equity and overweight to fixed income relative to their strategic allocation benchmarks. On average across the Portfolios, equity sub-asset class allocations were overweight to U.S. small cap equities and underweight in U.S. large cap and international developed equites. Within fixed income, Portfolios were underweight in U.S. high yield (“HY”) and overweight to U.S. Treasury Inflation Protected Securities (“TIPS”) and U.S. long duration government bonds.

In early January, the Portfolios added to U.S. mid cap and emerging markets (“EM”) equity by reducing core fixed income. Risk appetite was overly depressed, which gave a contrarian signal that in our opinion equities could still rally. China’s re-opening and favorable relative valuations offered a good adding point, in our view, for EM equities and allocating to U.S. mid caps helped diversify away from U.S. large cap technology. In early February, prior to a big run-up in yields before the emergence of banking sector stress, the Portfolios reduced duration. Inflation appeared hotter than expected at the time, yields were approaching a resistance level and a more neutral duration posture was the prudent positioning, in our view.

As part of its annual review in early April, the Portfolios’ strategic asset allocations were reset, resulting in reduced allocations to equities overall and U.S. large cap specifically, and increases in U.S. mid cap equities, U.S. core bonds, short-term bonds and TIPS. Later in the period, we cut some of the Portfolios’ underweights in international developed equities as a risk management trade, despite the region’s still unfavorable risk-reward profile. At the end of April, the Portfolios reduced U.S. small cap equities and increased U.S. large cap equities. At the time, in our view, U.S. small caps remained oversold and traded at attractive relative valuations, but concerns over regional banking issues were expected to weigh on the asset class in the near term.

There were no other fundamental asset allocation trades during the period. The Portfolios continue to favor U.S. assets and maintain modestly defensive postures overall with a preference for U.S. large cap equities and core investment grade fixed income.

During the full year period, tactical moves relative to the strategic benchmarks had a negative performance impact across the Portfolios.

Underlying fund selections were a contributor. Underlying strategies that contributed most to excess returns for the year were Voya Intermediate Bond Fund, Voya Multi-Manager Emerging Markets Equity Fund and VY® T. Rowe Price Growth Equity Portfolio. Underlying funds that detracted most were Voya Multi-Manager Mid Cap Value Fund, Voya Multi-Manager International Equity Fund, and Voya U.S. High Dividend Low Volatility Fund.

Current Strategy and Outlook: After unexpectedly strong performance from the U.S. economy and capital markets last year, investors enter 2024 more upbeat. While we are encouraged about the progress of inflation and the resiliency of consumers and corporations, we think noticeably slower economic growth, fair to modestly extended valuations and very optimistic forecasts around U.S. Federal Reserve rate cuts could limit upside potential for stocks. We see rates markets are providing little room for yields to decline outside a meaningful slowing of economic growth. Despite high expectations, we think global stocks and bonds can produce respectable returns throughout the year. We believe the current setting presents opportunities for allocators to benefit from divergences in global policy, business cycles and pricing of risk. In this macro environment, we emphasize balance in the Portfolios, but believe U.S. exceptionalism is set to persist.

Portfolio Managers’ Report	Voya Strategic Allocation Portfolios

The disinflationary process continues as decongested supply chain issues and slowing demand forces have accounted for most of the recent relief. We see more downside from factors such as shelter, and weaker wage growth as the lagged impact of tighter monetary policy further filters into the labor market, where there are early signs of weakness — such as declining job openings and quits. However, we do not expect significant deterioration in the labor market. Limited private sector overreach and rising real incomes from falling inflation should keep the growth downturn mild.

In our opinion, U.S. equities may continue to outperform other countries and regions, driven by their higher growth potential, proactive corporate rightsizing and robust earnings from unrivaled software innovation. We continue to be cautious on Europe as we believe the region’s cyclical gearing and relatively high interest rate sensitivity has made the sting from tighter policy more broadly felt. Europe is also more exposed to energy supply shocks and external demand from China, which is struggling. Exports have plunged, due in part to U.S. companies’ efforts to re-shore or move offshore manufacturing elsewhere. Furthermore, China’s real estate sector, their main growth engine, is in our opinion, in freefall. We are mindful that sentiment is beaten down and look for signs that the Chinese authorities will implement coordinated policy action before shifting stances.

* Effective May 1, 2023, Lanyon Blair, CFA was added as a portfolio manager to the Portfolios. In addition, effective December 31, 2023, Paul Zemsky retired from Voya Investment Management Co. LLC and is no longer a portfolio manager to the Portfolios.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Strategic Allocation Portfolios	Portfolio Managers’ Report

Target Asset Allocations as of December 31, 2023(1)
(as a percentage of net assets)
Sub Asset Class	Conservative	Moderate	Growth
US Large Blend	14.50%	28.50%	40.50%
US Large Growth	6.00%	7.00%	5.00%
US Large Value	6.00%	7.00%	5.00%
US Mid Cap Blend	3.00%	6.00%	9.00%
US Small Cap	2.00%	3.00%	5.00%
International	4.50%	5.50%	9.50%
Emerging Markets	2.00%	3.00%	3.00%
Core Fixed Income	37.00%	30.00%	18.00%
High Yield	5.00%	—	—
International Bonds	4.00%	—	—
TIPS	3.00%	—	—
Short Duration	11.00%	8.00%	3.00%
Long Govt Bonds	2.00%	2.00%	2.00%
Total Equity	38.00%	60.00%	77.00%
Total Fixed Income	62.00%	40.00%	23.00%
Total	100.00%	100.00%	100.00%

(1) As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Strategic Allocation Conservative Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2023
1 Year		5 Year	10 Year
Class I	11.92%	5.29%	4.44%
Class S	11.57%	5.01%	4.17%
Bloomberg U.S. Aggregate Bond	5.53%	1.10%	1.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Allocation Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance Policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Voya Strategic Allocation Moderate Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class I	16.11%	7.78%	5.87%
Class S	15.78%	7.51%	5.61%
Russell 3000® Index	25.96%	15.16%	11.48%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Allocation Moderate Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance Policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Strategic Allocation Growth Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2023
1 Year		5 Year	10 Year
Class I	18.65%	9.55%	6.74%
Class S	18.40%	9.27%	6.47%
Russell 3000® Index	25.96%	15.16%	11.48%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Allocation Growth Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance Policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2023**	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2023**
Voya Strategic Allocation Conservative Portfolio
Class I	$1,000.00	$1,051.40	0.29%	$1.50	$1,000.00	$1,023.74	0.29%	$1.48
Class S	1,000.00	1,050.00	0.54	2.79	1,000.00	1,022.48	0.54	2.75

Voya Strategic Allocation Moderate Portfolio
Class I	$1,000.00	$1,059.60	0.31%	$1.61	$1,000.00	$1,023.64	0.31%	$1.58
Class S	1,000.00	1,057.20	0.56	2.90	1,000.00	1,022.38	0.56	2.85

Voya Strategic Allocation Growth Portfolio
Class I	$1,000.00	$1,063.80	0.30%	$1.56	$1,000.00	$1,023.69	0.30%	$1.53
Class S	1,000.00	1,062.00	0.55	2.86	1,000.00	1,022.43	0.55	2.80

*	The annualized expense ratios do not include expenses of the underlying funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Strategic Allocation Conservative Portfolio, Voya Strategic Allocation Moderate Portfolio and Voya Strategic Allocation Growth Portfolio and the Board of Directors of Voya Strategic Allocation Portfolios, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Strategic Allocation Conservative Portfolio, Voya Strategic Allocation Moderate Portfolio and Voya Strategic Allocation Growth Portfolio (collectively referred to as the “Portfolios”) (three of the portfolios constituting Voya Strategic Allocation Portfolios, Inc. (the “Company”)), including the portfolios of investments, as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios (three of the portfolios constituting Voya Strategic Allocation Portfolios, Inc.) at December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

February 28, 2024

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023

	Voya Strategic Allocation Conservative Portfolio	Voya Strategic Allocation Moderate Portfolio	Voya Strategic Allocation Growth Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$53,641,563	$122,847,244	$134,441,388
Investments in unaffiliated underlying funds at fair value**	2,892,814	2,463,600	2,715,258
Cash	61,681	226,978	199,352
Receivables:
Investments in affiliated underlying funds sold	1,499	22,733	159,600
Fund shares sold	2,065	3,239	5,638
Interest	113	461	58
Prepaid expenses	499	995	1,092
Reimbursement due from Investment Adviser	18,736	27,085	8,464
Other assets	6,595	11,945	11,678
Total assets	56,625,565	125,604,280	137,542,528

LIABILITIES:
Payable for fund shares redeemed	3,565	25,972	165,238
Payable for investment management fees	9,939	19,772	21,592
Payable for distribution and shareholder service fees	718	263	494
Payable to directors under the deferred compensation plan (Note 6)	6,595	11,945	11,678
Payable for directors fees	154	362	349
Other accrued expenses and liabilities	29,471	53,600	53,327
Total liabilities	50,442	111,914	252,678
NET ASSETS	$56,575,123	$125,492,366	$137,289,850

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$59,349,393	$124,517,609	$130,802,049
Total distributable earnings (loss)	(2,774,270)	974,757	6,487,801
NET ASSETS	$56,575,123	$125,492,366	$137,289,850

* Cost of investments in affiliated underlying funds	$52,658,008	$118,473,958	$125,125,235
** Cost of investments in unaffiliated underlying funds	$3,025,575	$2,432,361	$2,680,894

Class I
Net assets	$53,288,319	$124,233,453	$134,911,306
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,823,028	10,126,497	10,507,883
Net asset value and redemption price per share	$11.05	$12.27	$12.84

Class S
Net assets	$3,286,804	$1,258,913	$2,378,544
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	301,155	103,260	187,728
Net asset value and redemption price per share	$10.91	$12.19	$12.67

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2023

	Voya Strategic Allocation Conservative Portfolio	Voya Strategic Allocation Moderate Portfolio	Voya Strategic Allocation Growth Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$1,624,560	$2,622,795	$2,394,508
Dividends from unaffiliated underlying funds	94,946	49,073	54,009
Interest	1,850	11,094	8,237
Other	272	553	611
Total investment income	1,721,628	2,683,515	2,457,365
EXPENSES:
Investment management fees	110,574	215,874	237,933
Distribution and shareholder service fees:
Class S	7,960	3,067	5,879
Transfer agent fees:
Class I	48,718	97,853	122,279
Class S	2,883	1,033	2,265
Shareholder reporting expense	7,300	12,196	16,161
Registration fees	—	296	495
Professional fees	22,052	40,308	43,059
Custody and accounting expense	6,346	17,466	12,269
Directors fees	1,436	2,999	3,260
Miscellaneous expense	8,512	11,111	7,653
Interest expense	—	1,243	717
Total expenses	215,781	403,446	451,970
Waived and reimbursed fees	(40,668)	(32,730)	(54,539)
Net expenses	175,113	370,716	397,431
Net investment income	1,546,515	2,312,799	2,059,934
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(2,483,375)	(3,261,722)	(3,468,543)
Sale of unaffiliated underlying funds	(486,012)	(732,302)	(780,895)
Capital gain distributions from affiliated underlying funds	843,969	3,414,400	5,234,672
Futures	—	(452,289)	(490,000)
Net realized gain (loss)	(2,125,418)	(1,031,913)	495,234
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	6,391,833	15,493,112	18,688,347
Unaffiliated underlying funds	503,149	877,874	937,844
Futures	—	(21,976)	(30,514)
Net change in unrealized appreciation (depreciation)	6,894,982	16,349,010	19,595,677
Net realized and unrealized gain	4,769,564	15,317,097	20,090,911
Increase in net assets resulting from operations	$6,316,079	$17,629,896	$22,150,845

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Strategic Allocation Conservative Portfolio		Voya Strategic Allocation Moderate Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$1,546,515	$1,140,100	$2,312,799	$1,710,486
Net realized gain (loss)	(2,125,418)	1,182,900	(1,031,913)	6,252,099
Net change in unrealized appreciation (depreciation)	6,894,982	(14,394,965)	16,349,010	(33,914,650)
Increase (decrease) in net assets resulting from operations	6,316,079	(12,071,965)	17,629,896	(25,952,065)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class I	(3,417,526)	(7,001,681)	(10,020,875)	(15,985,509)
Class S	(193,656)	(369,519)	(105,042)	(178,171)
Total distributions	(3,611,182)	(7,371,200)	(10,125,917)	(16,163,680)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,554,900	6,086,984	7,315,580	4,444,559
Reinvestment of distributions	3,611,182	7,371,200	10,125,917	16,163,680
	7,166,082	13,458,184	17,441,497	20,608,239
Cost of shares redeemed	(9,812,778)	(12,720,367)	(11,199,148)	(11,713,539)
Net increase (decrease) in net assets resulting from capital share transactions	(2,646,696)	737,817	6,242,349	8,894,700
Net increase (decrease) in net assets	58,201	(18,705,348)	13,746,328	(33,221,045)

NET ASSETS:
Beginning of year or period	56,516,922	75,222,270	111,746,038	144,967,083
End of year or period	$56,575,123	$56,516,922	$125,492,366	$111,746,038

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Strategic Allocation Growth Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$2,059,934	$1,560,936
Net realized gain	495,234	7,986,333
Net change in unrealized appreciation (depreciation)	19,595,677	(39,532,648)
Increase (decrease) in net assets resulting from operations	22,150,845	(29,985,379)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class I	(12,261,210)	(20,520,510)
Class S	(224,668)	(376,391)
Total distributions	(12,485,878)	(20,896,901)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,797,427	6,061,692
Reinvestment of distributions	12,485,878	20,896,901
	19,283,305	26,958,593
Cost of shares redeemed	(13,274,624)	(11,912,836)
Net increase in net assets resulting from capital share transactions	6,008,681	15,045,757
Net increase (decrease) in net assets	15,673,648	(35,836,523)

NET ASSETS:
Beginning of year or period	121,616,202	157,452,725
End of year or period	$137,289,850	$121,616,202

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya Strategic Allocation Conservative Portfolio
Class I
12-31-23	10.53	0.29•	0.92	1.21	0.37	0.32	—	0.69	—	11.05	11.92	0.36	0.29	0.29	2.73	53,288	30
12-31-22	14.26	0.21•	(2.51)	(2.30)	0.44	0.99	—	1.43	—	10.53	(16.46)	0.34	0.30	0.30	1.81	53,577	74
12-31-21	13.45	0.28•	0.92	1.20	0.36	0.03	—	0.39	—	14.26	9.14	0.36	0.28	0.28	2.01	71,425	44
12-31-20	13.02	0.30•	0.91	1.21	0.33	0.45	—	0.78	—	13.45	10.45	0.40	0.27	0.27	2.44	66,933	71
12-31-19	12.34	0.33	1.41	1.74	0.36	0.70	—	1.06	—	13.02	14.82	0.30	0.26	0.26	2.53	60,959	74
Class S
12-31-23	10.41	0.26•	0.90	1.16	0.34	0.32	—	0.66	—	10.91	11.57	0.61	0.54	0.54	2.48	3,287	30
12-31-22	14.11	0.18•	(2.49)	(2.31)	0.40	0.99	—	1.39	—	10.41	(16.69)	0.59	0.55	0.55	1.57	2,940	74
12-31-21	13.31	0.24•	0.92	1.16	0.33	0.03	—	0.36	—	14.11	8.91	0.61	0.53	0.53	1.76	3,797	44
12-31-20	12.89	0.30	0.87	1.17	0.30	0.45	—	0.75	—	13.31	10.19	0.65	0.52	0.52	2.20	3,622	71
12-31-19	12.23	0.30•	1.39	1.69	0.33	0.70	—	1.03	—	12.89	14.47	0.55	0.51	0.51	2.36	3,572	74
Voya Strategic Allocation Moderate Portfolio
Class I
12-31-23	11.58	0.23•	1.53	1.76	0.49	0.58	—	1.07	—	12.27	16.11	0.34	0.31	0.31	1.98	124,233	25
12-31-22	16.36	0.18•	(3.10)	(2.92)	0.43	1.43	—	1.86	—	11.58	(18.16)	0.33	0.33	0.33	1.40	110,541	63
12-31-21	15.21	0.25•	1.77	2.02	0.37	0.50	—	0.87	—	16.36	13.84	0.33	0.33	0.33	1.60	143,341	44
12-31-20	14.62	0.30	1.31	1.61	0.33	0.69	—	1.02	—	15.21	12.73	0.37	0.30	0.30	2.08	131,004	53
12-31-19	13.59	0.29•	2.18	2.47	0.41	1.03	—	1.44	—	14.62	19.26	0.30	0.28	0.28	2.07	126,475	57
Class S
12-31-23	11.51	0.20•	1.51	1.71	0.45	0.58	—	1.03	—	12.19	15.78	0.59	0.56	0.56	1.73	1,259	25
12-31-22	16.26	0.15•	(3.08)	(2.93)	0.39	1.43	—	1.82	—	11.51	(18.34)	0.58	0.58	0.58	1.13	1,205	63
12-31-21	15.12	0.21•	1.76	1.97	0.33	0.50	—	0.83	—	16.26	13.55	0.58	0.58	0.58	1.34	1,626	44
12-31-20	14.52	0.24•	1.33	1.57	0.28	0.69	—	0.97	—	15.12	12.46	0.62	0.55	0.55	1.74	1,483	53
12-31-19	13.50	0.26	2.16	2.42	0.37	1.03	—	1.40	—	14.52	18.94	0.55	0.53	0.53	1.81	1,885	57
Voya Strategic Allocation Growth Portfolio
Class I
12-31-23	12.00	0.19•	1.91	2.10	0.45	0.81	—	1.26	—	12.84	18.65	0.34	0.30	0.30	1.60	134,911	24
12-31-22	17.81	0.16•	(3.57)	(3.41)	0.48	1.92	—	2.40	—	12.00	(19.35)	0.34	0.31	0.31	1.19	119,444	58
12-31-21	15.80	0.23•	2.44	2.67	0.33	0.33	—	0.66	—	17.81	17.35	0.36	0.32	0.32	1.35	154,678	42
12-31-20	15.62	0.26•	1.49	1.75	0.32	1.25	—	1.57	—	15.80	14.40	0.39	0.29	0.29	1.87	140,657	56
12-31-19	14.40	0.28	2.79	3.07	0.43	1.42	—	1.85	—	15.62	22.84	0.30	0.26	0.26	1.76	130,989	66
Class S
12-31-23	11.85	0.16•	1.88	2.04	0.41	0.81	—	1.22	—	12.67	18.40	0.59	0.55	0.55	1.35	2,379	24
12-31-22	17.61	0.12•	(3.52)	(3.40)	0.44	1.92	—	2.36	—	11.85	(19.55)	0.59	0.56	0.56	0.93	2,172	58
12-31-21	15.64	0.18•	2.41	2.59	0.29	0.33	—	0.62	—	17.61	16.98	0.61	0.57	0.57	1.05	2,775	42
12-31-20	15.46	0.22•	1.48	1.70	0.27	1.25	—	1.52	—	15.64	14.16	0.64	0.54	0.54	1.57	2,731	56
12-31-19	14.27	0.22•	2.77	2.99	0.38	1.42	—	1.80	—	15.46	22.49	0.55	0.51	0.51	1.45	2,968	66

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023

NOTE 1 — ORGANIZATION

Voya Strategic Allocation Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of Maryland on October 14, 1994. There are three active separate investment series (each a “Portfolio” and collectively the “Portfolios”) that comprise the Company: Voya Strategic Allocation Conservative Portfolio (“Strategic Allocation Conservative”), Voya Strategic Allocation Moderate Portfolio (“Strategic Allocation Moderate”), and Voya Strategic Allocation Growth Portfolio (“Strategic Allocation Growth”), each a diversified series of the Company. Each Portfolio currently seeks to achieve its investment objective by investing primarily in other investment companies (“Underlying Funds”) and each uses asset allocation strategies to determine how to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

The classes of shares included in this report are: Class I and Class S. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The two classes differ principally in the applicable distribution and service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware

limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.

Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 — unobservable inputs (including the portfolio’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.

Each investment asset or liability of a Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as dividends from underlying funds in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gain distributions, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”), with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

have unexpected or undesired results such as a loss or a reduction in gains.

G. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities.

Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2023, certain Portfolios used futures to enact tactical positions and to provide the Portfolios with greater liquidity. Strategic Allocation Moderate and Strategic Allocation Growth had purchased and sold futures contracts on various equity indices. Strategic Allocation Moderate and Strategic Allocation Growth also purchased futures contracts on U.S. Treasury Bonds. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2023, Strategic Allocation Moderate and Strategic Allocation Growth had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables within the respective Portfolio of Investments for Strategic Allocation Moderate and Strategic Allocation Growth for open futures contracts at December 31, 2023. Strategic Allocation Conservative did not enter into any futures contracts during the year ended December 31, 2023.

	Purchased	Sold
Strategic Allocation Moderate	$2,221,394	$2,311,837
Strategic Allocation Growth	2,410,544	2,568,186

H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2023, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
Strategic Allocation Conservative	$16,947,536	$20,795,784
Strategic Allocation Moderate	30,328,889	28,920,790
Strategic Allocation Growth	31,568,083	31,105,314

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

0.18% of each Portfolio’s average daily net assets invested in affiliated Underlying Funds, 0.70% of each Portfolio’s average daily net assets invested in direct investments and 0.40% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and other investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class S shares of the Portfolios have a shareholder services and distribution plan (the “Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or distribution of each Portfolio’s Class S shares. Pursuant to the Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s Class S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2023, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
ReliaStar Life Insurance Company	Strategic Allocation Conservative	7.00%

	Strategic Allocation Moderate	11.19
	Strategic Allocation Growth	8.20
Voya Retirement Insurance and Annuity Company	Strategic Allocation Conservative	84.74

Strategic Allocation Moderate	85.67
Strategic Allocation Growth	86.94

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2023, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
Strategic Allocation Conservative	$51,425
Strategic Allocation Moderate	98,668
Strategic Allocation Growth	124,267

NOTE 7— EXPENSE LIMITATION AGREEMENTS

The Investment Adviser entered into written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:

Portfolio(1)(2)	Class I	Class S
Strategic Allocation Conservative	0.71%	0.96%
Strategic Allocation Moderate	0.75%	1.00%
Strategic Allocation Growth	0.77%	1.02%

(1)	These operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.
(2)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 7— EXPENSE LIMITATION AGREEMENTS (continued)

The Expense Limitation Agreement is contractual through March 1, 2024, and shall renew automatically for one-year

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

terms. Termination or modification of this obligation requires approval by the Board.

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Strategic Allocation Conservative
Class I
12/31/2023	295,515	—	330,835	(889,721)	—	(263,371)	3,127,326	—	3,417,526	(9,380,760)	—	(2,835,908)
12/31/2022	521,264	—	644,129	(1,087,027)	—	78,366	6,062,081	—	7,001,681	(12,461,688)	—	602,074
Class S
12/31/2023	40,774	—	18,930	(40,834)	—	18,870	427,574	—	193,656	(432,018)	—	189,212
12/31/2022	2,205	—	34,310	(23,321)	—	13,194	24,903	—	369,519	(258,679)	—	135,743
Strategic Allocation Moderate
Class I
12/31/2023	626,466	—	896,322	(940,892)	—	581,896	7,263,560	—	10,020,875	(11,019,962)	—	6,264,473
12/31/2022	341,311	—	1,345,581	(904,319)	—	782,573	4,396,939	—	15,985,509	(11,539,805)	—	8,842,643
Class S
12/31/2023	4,487	—	9,438	(15,373)	—	(1,448)	52,020	—	105,042	(179,186)	—	(22,124)
12/31/2022	3,730	—	15,074	(14,063)	—	4,741	47,620	—	178,171	(173,734)	—	52,057
Strategic Allocation Growth
Class I
12/31/2023	547,676	—	1,066,192	(1,061,131)	—	552,737	6,661,860	—	12,261,210	(12,958,194)	—	5,964,876
12/31/2022	437,888	—	1,680,631	(850,547)	—	1,267,972	5,938,823	—	20,520,510	(11,743,124)	—	14,716,209
Class S
12/31/2023	11,321	—	19,760	(26,637)	—	4,444	135,567	—	224,668	(316,430)	—	43,805
12/31/2022	9,409	—	31,158	(14,838)	—	25,729	122,869	—	376,391	(169,712)	—	329,548

NOTE 9 — LINE OF CREDIT

Effective June 12, 2023, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15%

per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 12, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 12, 2023.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 9 — LINE OF CREDIT (continued)

The following Portfolios utilized the line of credit during the year ended December 31, 2023:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Strategic Allocation Moderate	4	$704,750	5.98%
Strategic Allocation Growth	4	770,500	5.98

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, futures contracts and wash sale deferrals.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Strategic Allocation Conservative	$1,934,754	$1,676,427	$4,016,276	$3,354,924
Strategic Allocation Moderate	4,618,266	5,507,651	5,032,502	11,131,178
Strategic Allocation Growth	4,442,527	8,043,351	6,032,460	14,864,441

The tax-basis components of distributable earnings as of December 31, 2023 were:

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Capital Loss	Carryforwards	Total Distributable
	Income	Capital Gains	(Depreciation)	Amount	Character	Earnings/(Loss)
Strategic Allocation Conservative	$1,546,082	$—	$(3,040,312)	$(399,092)	Short-term	$(2,774,270)
				(880,948)	Long-term
				$(1,280,040)
Strategic Allocation Moderate	2,358,632	1,261,243	(2,645,118)	—	—	974,757
Strategic Allocation Growth	2,059,872	2,406,650	2,021,279	—	—	6,487,801

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.

As of December 31, 2023, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Portfolio and the financial instruments in which it invests; however, longer-term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

NOTE 12 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of investments, including beyond those with direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of a Portfolio’s service providers.

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. The amendment was early adopted. Management expects that the adoption of the guidance will not have a material impact on the Portfolios' financial statements.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 14 — SUBSEQUENT EVENTS

Reorganization: On January 10, 2024, the Board approved a proposal to reorganize Strategic Allocation Conservative (the “Merging Portfolio”) with and into Voya Solution Conservative Portfolio (the “Reorganization”), which is not included in this report, on or about the close of business July 12, 2024.

Reorganization: On January 10, 2024, the Board approved a proposal to reorganize Strategic Allocation Growth (the “Merging Portfolio”) with and into Voya Solution Aggressive Portfolio (the “Reorganization”), which is not included in this report, on or about the close of business July 12, 2024.

Reorganization: On January 10, 2024, the Board approved a proposal to reorganize Strategic Allocation Moderate (the

“Merging Portfolio”) with and into Voya Solution Balanced Portfolio (the “Reorganization”), which is not included in this report. The proposed Reorganization is scheduled to be voted on by the shareholders of the Merging Portfolio at a shareholder meeting held on or about June 27, 2024. If the shareholder approval is obtained, the Reorganization will take place on or about close of business July 12, 2024.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

Voya Strategic Allocation	PORTFOLIO OF INVESTMENTS as of December 31, 2023
Conservative Portfolio

			Percentage
			of Net
Shares		Value	Assets
EXCHANGE-TRADED FUNDS: 5.1%
33,405	Schwab U.S. TIPS ETF	$1,743,741	3.1
18,675	Vanguard Long-Term Treasury ETF	1,149,073	2.0

	Total Exchange-Traded Funds
	(Cost $3,025,575)	2,892,814	5.1
MUTUAL FUNDS: 94.8%
	Affiliated Investment Companies: 94.8%
302,256	Voya Global Bond Fund - Class R6	2,251,808	4.0
414,441	Voya High Yield Bond Fund - Class R6	2,863,790	5.1
1,986,749	Voya Intermediate Bond Fund - Class R6	17,463,528	30.9
302,246	Voya Large Cap Value Portfolio - Class R6	1,740,938	3.1
37,845	Voya Large-Cap Growth Fund - Class R6	1,759,789	3.1
641,014	Voya Limited Maturity Bond Portfolio - Class I	6,076,810	10.7
170,609 (1)	Voya MidCap Opportunities Portfolio - Class R6	866,693	1.5
118,369	Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,144,632	2.0
127,893	Voya Multi-Manager International Equity Fund - Class I	1,272,540	2.3
142,086	Voya Multi-Manager International Factors Fund - Class I	1,292,984	2.3
89,853	Voya Multi-Manager Mid Cap Value Fund - Class I	852,709	1.5
79,346	Voya Small Company Fund - Class R6	1,191,782	2.1
164,979	Voya U.S. High Dividend Low Volatility Fund - Class R6	1,695,982	3.0
471,281	Voya U.S. Stock Index Portfolio - Class I	8,388,800	14.8
314,015	VY® BrandywineGLOBAL - Bond Portfolio - Class I	3,011,401	5.3

			Percentage
			of Net
Shares		Value	Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
20,766	VY® T. Rowe Price Growth Equity Portfolio - Class I	$1,767,377	3.1

	Total Mutual Funds
	(Cost $52,658,008)	53,641,563	94.8
	Total Long-Term Investments
	(Cost $55,683,583)	56,534,377	99.9
	Total Investments in Securities
	(Cost $55,683,583)	$56,534,377	99.9
	Assets in Excess of Other Liabilities	40,746	0.1

	Net Assets	$56,575,123	100.0

(1)	Non-income producing security.

See Accompanying Notes to Financial Statements

Voya Strategic Allocation	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (CONTINUED)
Conservative Portfolio

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,892,814	$—	$—	$2,892,814
Mutual Funds	53,641,563	—	—	53,641,563
Total Investments, at fair value	$56,534,377	$—	$—	$56,534,377

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Global Bond Fund - Class R6	$2,312,617	$306,765	$(543,840)	$176,266	$2,251,808	$69,889	$(99,258)	$—
Voya High Yield Bond Fund - Class R6	2,810,948	375,225	(505,868)	183,485	2,863,790	186,531	(41,868)	—
Voya Intermediate Bond Fund - Class R6	17,281,587	3,273,814	(4,203,717)	1,111,844	17,463,528	721,678	(667,003)	101
Voya Large Cap Value Portfolio - Class R6	1,732,394	183,948	(916,272)	740,868	1,740,938	29,858	(570,567)	20,637
Voya Large-Cap Growth Fund - Class R6	1,619,861	181,638	(700,668)	658,958	1,759,789	2,845	(87,253)	—
Voya Limited Maturity Bond Portfolio - Class I	5,856,846	2,038,113	(1,924,782)	106,633	6,076,810	242,825	(73,702)	—
Voya MidCap Opportunities Portfolio - Class R6	552,171	367,611	(277,684)	224,595	866,693	—	(57,172)	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,185,091	704,802	(947,766)	202,505	1,144,632	22,511	(59,398)	—
Voya Multi-Manager International Equity Fund - Class I	307,690	1,109,760	(210,878)	65,968	1,272,540	22,450	2,158	—
Voya Multi-Manager International Factors Fund - Class I	957,946	554,223	(341,122)	121,937	1,292,984	50,111	(5,595)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	570,240	381,160	(173,234)	74,543	852,709	8,319	1,241	—
Voya Small Company Fund - Class R6	1,113,588	202,581	(319,881)	195,494	1,191,782	5,000	(5,869)	—
Voya U.S. Bond Index Portfolio - Class I	1,701,821	83,697	(1,958,108)	172,590	—	17,141	(133,277)	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	2,891,124	240,738	(1,642,959)	207,079	1,695,982	52,997	(213,928)	20,158
Voya U.S. Stock Index Portfolio - Class I	7,813,436	3,159,528	(3,460,896)	876,732	8,388,800	121,853	97,315	775,859
VY® BrandywineGLOBAL - Bond Portfolio - Class I	2,263,432	1,271,374	(676,422)	153,017	3,011,401	70,552	(110,315)	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	1,580,345	238,722	(1,171,009)	1,119,319	1,767,377	—	(458,884)	27,214
	$52,551,137	$14,673,699	$(19,975,106)	$6,391,833	$53,641,563	$1,624,560	$(2,483,375)	$843,969

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

Voya Strategic Allocation	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (CONTINUED)
Conservative Portfolio

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $59,574,689.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,718,311
Gross Unrealized Depreciation	(5,758,623)
Net Unrealized Depreciation	$(3,040,312)

See Accompanying Notes to Financial Statements

Voya Strategic Allocation	PORTFOLIO OF INVESTMENTS as of December 31, 2023
Moderate Portfolio

			Percentage
			of Net
Shares		Value	Assets
EXCHANGE-TRADED FUNDS: 2.0%
40,039	Vanguard Long-Term Treasury ETF	$2,463,600	2.0

	Total Exchange-Traded Funds
	(Cost $2,432,361)	2,463,600	2.0
MUTUAL FUNDS: 97.9%
	Affiliated Investment Companies: 97.9%
3,646,212	Voya Intermediate Bond Fund - Class R6	32,050,200	25.6
1,548,024	Voya Large Cap Value Portfolio - Class R6	8,916,620	7.1
69,262	Voya Large-Cap Growth Fund - Class R6	3,220,664	2.6
638,284	Voya Limited Maturity Bond Portfolio - Class I	6,050,934	4.8
750,764 (1)	Voya MidCap Opportunities Portfolio - Class R6	3,813,880	3.0
389,114	Voya Multi-Manager Emerging Markets Equity Fund - Class I	3,762,735	3.0
344,118	Voya Multi-Manager International Equity Fund - Class I	3,423,973	2.7
381,647	Voya Multi-Manager International Factors Fund - Class I	3,472,985	2.8
395,640	Voya Multi-Manager Mid Cap Value Fund - Class I	3,754,626	3.0
389,297	Voya Short Term Bond Fund - Class R6	3,632,142	2.9
32,541 (1)	Voya Small Cap Growth Fund - Class R6	1,290,588	1.0
173,372	Voya Small Company Fund - Class R6	2,604,044	2.1
2,031,113	Voya U.S. Stock Index Portfolio - Class I	36,153,813	28.8
508,979	VY® BrandywineGLOBAL - Bond Portfolio - Class I	4,881,111	3.9

			Percentage
			of Net
Shares		Value	Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
68,370	VY® T. Rowe Price Growth Equity Portfolio - Class I	$5,818,929	4.6

	Total Mutual Funds
	(Cost $118,473,958)	122,847,244	97.9
	Total Long-Term Investments
	(Cost $120,906,319)	125,310,844	99.9
	Total Investments in Securities
	(Cost $120,906,319)	$125,310,844	99.9
	Assets in Excess of Other Liabilities	181,522	0.1
	Net Assets	$125,492,366	100.0
(1)	Non-income producing security.

See Accompanying Notes to Financial Statements

Voya Strategic Allocation	PORTFOLIO OF INVESTMENTS
Moderate Portfolio	as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,463,600	$—	$—	$2,463,600
Mutual Funds	122,847,244	—	—	122,847,244
Total Investments, at fair value	$125,310,844	$—	$—	$125,310,844

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Intermediate Bond Fund - Class R6	$27,440,957	$6,956,651	$(3,841,578)	$1,494,170	$32,050,200	$1,175,423	$(614,219)	$326
Voya Large Cap Value Portfolio - Class R6	7,894,696	994,012	(2,122,790)	2,150,702	8,916,620	152,123	(1,318,123)	98,567
Voya Large-Cap Growth Fund - Class R6	2,668,114	295,292	(838,603)	1,095,861	3,220,664	5,187	(124,317)	—
Voya Limited Maturity Bond Portfolio - Class I	7,245,701	1,076,862	(2,405,850)	134,221	6,050,934	238,115	(86,869)	—
Voya MidCap Opportunities Portfolio - Class R6	2,727,527	930,651	(949,854)	1,105,556	3,813,880	—	(375,037)	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,343,446	1,487,289	(478,959)	410,959	3,762,735	73,722	(56,643)	—
Voya Multi-Manager International Equity Fund - Class I	1,876,988	1,753,693	(491,260)	284,552	3,423,973	60,178	(12,312)	—
Voya Multi-Manager International Factors Fund - Class I	3,072,571	647,666	(681,710)	434,458	3,472,985	134,097	(63,981)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	2,817,739	1,004,666	(428,367)	360,588	3,754,626	36,491	(52,437)	—
Voya Short Term Bond Fund - Class R6	—	3,854,776	(237,793)	15,159	3,632,142	109,912	(1,824)	—
Voya Small Cap Growth Fund - Class R6	1,067,001	194,297	(194,663)	223,953	1,290,588	—	1,491	—
Voya Small Company Fund - Class R6	2,212,980	366,476	(379,183)	403,771	2,604,044	10,887	(5,597)	—
Voya U.S. Stock Index Portfolio - Class I	37,469,293	6,081,658	(11,329,730)	3,932,592	36,153,813	521,635	730,755	3,231,599
VY® BrandywineGLOBAL - Bond Portfolio - Class I	4,474,564	819,702	(668,014)	254,859	4,881,111	105,025	(101,374)	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	4,807,239	581,780	(2,761,801)	3,191,711	5,818,929	—	(1,181,235)	83,908
	$108,118,816	$27,045,471	$(27,810,155)	$15,493,112	$122,847,244	$2,622,795	$(3,261,722)	$3,414,400

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2023 was as follows:

See Accompanying Notes to Financial Statements

Voya Strategic Allocation	PORTFOLIO OF INVESTMENTS
Moderate Portfolio	as of December 31, 2023 (continued)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(329,332)
Interest rate contracts	(122,957)
Total	$(452,289)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(56,609)
Interest rate contracts	34,633)
Total	$(21,976)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $127,955,962.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$9,001,704
Gross Unrealized Depreciation	(11,646,822)
Net Unrealized Depreciation	$(2,645,118)

See Accompanying Notes to Financial Statements

Voya Strategic Allocation	PORTFOLIO OF INVESTMENTS
Growth Portfolio	as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 2.0%
44,129	Vanguard Long-Term Treasury ETF	$2,715,258	2.0
	Total Exchange-Traded Funds (Cost $2,680,894)	2,715,258	2.0
MUTUAL FUNDS: 97.9%
	Affiliated Investment Companies: 97.9%
2,130,135	Voya Intermediate Bond Fund - Class R6	18,723,891	13.6
1,205,457	Voya Large Cap Value Portfolio - Class R6	6,943,433	5.1
278,849	Voya Limited Maturity Bond Portfolio - Class I	2,643,489	1.9
1,225,573 (1)	Voya MidCap Opportunities Portfolio - Class R6	6,225,912	4.5
424,721	Voya Multi-Manager Emerging Markets Equity Fund - Class I	4,107,052	3.0
678,369	Voya Multi-Manager International Equity Fund - Class I	6,749,771	4.9
680,269	Voya Multi-Manager International Factors Fund - Class I	6,190,447	4.5
645,608	Voya Multi-Manager Mid Cap Value Fund - Class I	6,126,817	4.5
141,759	Voya Short Term Bond Fund - Class R6	1,322,607	1.0
70,820 (1)	Voya Small Cap Growth Fund - Class R6	2,808,731	2.0
282,878	Voya Small Company Fund - Class R6	4,248,830	3.1
3,148,333	Voya U.S. Stock Index Portfolio - Class I	56,040,331	40.8
551,945	VY® BrandywineGLOBAL - Bond Portfolio - Class I	5,293,156	3.9
82,445	VY® T. Rowe Price Growth Equity Portfolio - Class I	7,016,921	5.1
	Total Mutual Funds (Cost $125,125,235)	134,441,388	97.9
	Total Long-Term Investments (Cost $127,806,129)	137,156,646	99.9
	Total Investments in Securities (Cost $127,806,129)	$137,156,646	99.9
	Assets in Excess of Other Liabilities	133,204	0.1
	Net Assets	$137,289,850	100.0

(1)	Non-income producing security.

See Accompanying Notes to Financial Statements

Voya Strategic Allocation	PORTFOLIO OF INVESTMENTS
Growth Portfolio	as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,715,258	$—	$—	$2,715,258
Mutual Funds	134,441,388	—	—	134,441,388
Total Investments, at fair value	$137,156,646	$—	$—	$137,156,646

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Intermediate Bond Fund -Class R6	$14,007,479	$6,396,504	$(2,462,753)	$782,661	$18,723,891	$706,579	$(359,665)	$—
Voya Large Cap Value Portfolio - Class R6	6,167,018	821,528	(1,810,041)	1,764,928	6,943,433	118,682	(1,117,253)	78,249
Voya Limited Maturity Bond Portfolio - Class I	3,058,008	1,681,612	(2,115,677)	19,546	2,643,489	93,986	(2,054)	—
Voya MidCap Opportunities Portfolio - Class R6	4,735,448	1,166,893	(1,468,984)	1,792,555	6,225,912	—	(577,579)	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	3,852,268	1,708,302	(2,187,169)	733,651	4,107,052	80,747	(259,539)	—
Voya Multi-Manager International Equity Fund - Class I	6,560,912	695,005	(1,513,774)	1,007,628	6,749,771	119,045	(237,348)	—
Voya Multi-Manager International Factors Fund - Class I	5,185,467	1,353,377	(1,047,392)	698,995	6,190,447	239,840	(51,311)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	4,890,418	1,349,023	(674,367)	561,743	6,126,817	59,750	(71,459)	—
Voya Short Term Bond Fund - Class R6	—	1,376,660	(68,392)	14,339	1,322,607	30,924	(154)	—
Voya Small Cap Growth Fund - Class R6	2,343,974	361,520	(383,885)	487,122	2,808,731	—	3,234	—
Voya Small Company Fund - Class R6	3,636,881	551,601	(596,740)	657,088	4,248,830	17,823	(9,199)	—
Voya U.S. Stock Index Portfolio - Class I	52,694,277	8,912,385	(11,752,718)	6,186,387	56,040,331	810,363	591,904	5,052,585
VY® BrandywineGLOBAL - Bond Portfolio - Class I	4,853,319	974,933	(822,578)	287,482	5,293,156	116,769	(126,704)	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	5,742,597	713,649	(3,133,547)	3,694,222	7,016,921	—	(1,251,416)	103,838
	$117,728,066	$28,062,992	$(30,038,017)	$18,688,347	$134,441,388	$2,394,508	$(3,468,543)	$5,234,672

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

Voya Strategic Allocation	PORTFOLIO OF INVESTMENTS
Growth Portfolio	as of December 31, 2023 (continued)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(353,181)
Interest rate contracts	(136,819)
Total	$(490,000)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(65,147)
Interest rate contracts	34,633
Total	$(30,514)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $135,135,367.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$12,519,340
Gross Unrealized Depreciation	(10,498,061)
Net Unrealized Appreciation	$2,021,279

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2023 were as follows:

Portfolio Name	Type	Per Share Amount	Portfolio Name	Type	Per Share Amount
Voya Strategic Allocation			Voya Strategic Allocation Growth
Conservative Portfolio			Portfolio
Class I	NII	$0.3691	Class I	NII	$0.4461
Class S	NII	$0.3418	Class S	NII	$0.4138
All Classes	STCG	-	All Classes	STCG	-
All Classes	LTCG	$0.3185	All Classes	LTCG	$0.8066
Voya Strategic Allocation Moderate
Portfolio
Class I	NII	$0.4888
Class S	NII	$0.4549
All Classes	STCG	-
All Classes	LTCG	$0.5825

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2023, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Strategic Allocation Conservative Portfolio	35.42%
Voya Strategic Allocation Moderate Portfolio	61.88%
Voya Strategic Allocation Growth Portfolio	57.40%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya Strategic Allocation Conservative Portfolio	$ 1,676,427
Voya Strategic Allocation Moderate Portfolio	$ 5,507,651
Voya Strategic Allocation Growth Portfolio	$ 8,043,351

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2023.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Derived from Foreign Sourced Income*
Voya Strategic Allocation Conservative Portfolio	$16,724	$0.0033	5.66%
Voya Strategic Allocation Moderate Portfolio	$50,574	$0.0049	10.26%
Voya Strategic Allocation Growth Portfolio	$69,922	$0.0065	17.90%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

TAX INFORMATION (UNAUDITED) (CONTINUED)

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors(3):

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Director	January 2020 – Present May 2013 –Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	May 2013 –Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.

Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	August 2015 – Present	Retired.	138	None.

Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.

Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	May 2013 –Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director	October 2015 – Present	Retired.	138	None.

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2024.

(3)	Effective December 31, 2023, Patricia W. Chadwick retired as a Director of the Board.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Investment Risk Office	January 2023 – Present

Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023−Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020−Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019−January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015−March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Office	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).

James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present

Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).

Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present

Senior Vice President, Voya Investments, LLC (February 2022 − Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 − Present). Formerly, Vice President, Voya Investments, LLC (October 2015 − February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 − August 2021).

Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present); Formerly, Vice President, Voya Investments, LLC (October 2015 - September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 - March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	June 2006 – Present	Senior Vice President, Head of Future State Operating Model Design, Voya Investment Management (April 2023 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).

Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).

Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	March 2002 – Present	Vice President, Voya family of funds (November 1997 – Present); Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).

Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).

Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present). Formerly, Compliance Consultant, Voya Financial, Inc. (January 2019 – February 2023).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

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Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116

Distributor	Custodian
Voya Investments Distributor, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	The Bank of New York Mellon 225 Liberty Street New York, New York 10286

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

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(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 13(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Registrant’s current Independent Registered Public Accounting Firm, billed and paid to the Fund during the Fund’s fiscal year ended December 31, 2023 and December 31, 2022.

(a)	Audit Fees: The aggregate fees billed and paid for each of the last two fiscal years for professional services rendered by EY, the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $60,480 for the year ended December 31, 2023 and $54,000 for the year ended December 31, 2022.

(b)	Audit-Related Fees: The aggregate fees billed and paid in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of each respective audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2023 and $0 for the year ended December 31, 2022.

(c)	Tax Fees: The aggregate fees billed and paid in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $10,763 for the year ended December 31, 2023 and $10,500 for the year ended December 31, 2022. Such services included review of excise distribution calculations (if applicable), preparation of the Registrants’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed and paid in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2023 and $0 for the year ended December 31, 2022.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 17, 2022

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $840 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions (Funds fees)	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued Pre-Approved Tax Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Tax compliance services related to return preparation for the Funds (Adviser Fees)		√	As presented to Audit Committee[3]
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period
EU Reclaims IRS Closing Agreement Filings	√		$20,000 per Fund first closing agreement, $5,000 for subsequent closing agreements for same Fund

[3]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:     January 1, 2023 to December 31, 2023

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA CREDIT INCOME FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed and paid to the Registrant by the independent registered public accounting firm for the Registrant’s fiscal years ended December 31, 2023 and December 31, 2022; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2023	2022
Voya Strategic Allocation Portfolios, Inc.	$10,763	$10,500
Voya Investments, LLC (1)	$17,183,452	$12,831,317

(1) The Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Strategic Allocation Portfolios, Inc.

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: March 8, 2024

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 8, 2024